UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 2, 2019
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On December 2, 2019, Pitney Bowes Inc. (the Company) completed the previously announced sale of its Software Solutions business (the Business), with the exception of one non-U.S. jurisdiction, to Starfish Parent, LP (the Purchaser), an affiliate of Syncsort Incorporated, pursuant to the Stock and Asset Purchase Agreement, dated as of August 23, 2019, between the Company and the Purchaser. The sale of the one non-U.S. jurisdiction is expected to close in the first quarter of 2020, subject to regulatory approval.
Cash proceeds from the transaction, net of working capital and other adjustments, received at the closing were approximately $700 million. Net proceeds from the sale, after closing costs, transaction fees and taxes will primarily be used to pay down debt.

On December 2, 2019, the Company issued a press release announcing the sale of the Business. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE
The historical operations of Software Solutions were reclassified as discontinued operations. Certain unaudited financial information reflecting Software Solutions as a discontinued operation can be found at the Company's web site at www.pb.com/investorrelations under Financial Reporting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro forma financial information.
The Company's unaudited pro forma consolidated financial information giving effect to the sale of the Business is attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits
EXHIBIT INDEX
Exhibit No.    Exhibit Description

99.1	Unaudited pro forma consolidated financial information of Pitney Bowes Inc.

99.2	Pitney Bowes Inc. press release dated December 2, 2019

104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Joseph R. Catapano
Name: Joseph R. Catapano
Date: December 3, 2019	Title: Vice President, Chief Accounting Officer (Principal Accounting Officer)